                                                                   Exhibit 10.4

                                FOURTH AMENDMENT

                                       TO

                               FINANCING AGREEMENT

               Fourth Amendment, dated as of September 30, 1996, to the Financing Agreement, dated as of April 28, 1995, as amended and supplemented prior to the date hereof, (as so amended and supplemented, the "Financing Agreement"), by and among New Rio, L.L.C., a Delaware limited liability company (the "Company"), Designer Holdings Ltd., a Delaware corporation formerly known as Denim Holdings, Inc. ("Designer Holdings"), Jeanswear Holdings, Inc., a Delaware corporation ("Jeanswear Holdings"), Rio Sportswear, Inc., a Delaware corporation formerly known as New Rio Sportswear, Inc. ("Rio"), Calvin Klein Jeanswear Company, a Delaware corporation ("Jeanswear" and together with Rio each a "Borrower" and collectively the "Borrowers"), each of the financial institutions a party hereto (each a "Lender" and collectively the "Lenders") and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

               Jeanswear, directly or through Outlet Holdings, Inc. ("Outlet Holdings") and Outlet Stores, Inc. ("Outlet Stores"), each a newly formed wholly-owned subsidiary of Jeanswear, proposes to enter into one or more acquisition and license agreements with CK (as defined in the Financing Agreement) pursuant to which Jeanswear or such subsidiaries, among other things, will purchase the right to establish, maintain and operate free-standing "outlet" stores identified by the name and trademark "Calvin Klein" throughout the United States, Mexico and Canada and, in connection therewith, will purchase the related leasehold improvements and inventory from CK (the "CK Acquisition").

               On September 27, 1996, Broadway Jeanswear Holdings, Inc. ("Broadway Holdings"), Broadway Jeanswear Company, Inc. ("Broadway Jeanswear") and Broadway Jeanswear Sourcing, Inc. ("Broadway Sourcing"), each a newly formed direct wholly-owned subsidiary of Designer Holdings, entered into a 30-year licensing agreement with DK Studio (as hereinafter defined) pursuant to which they purchased, among other things, the license for the exclusive production, sale and distribution of men's, women's and, with certain exceptions, children's jeanswear under the DKNY jeans label and, in connection therewith, purchased inventory and entered into certain related agreements (the "DKNY Acquisition").

               In addition, Designer Holdings proposes to create a Delaware statutory business trust (the "Trust") and to cause the Trust to issue Convertible Trust Originated Preferred Securities SM in an aggregate amount not to exceed $142,268,050 for sale to the public by the Trust on substantially the same terms as described in the Preliminary Prospectus to the Registration Statement on Form S-1 (File No. 33-13097), filed by Designer Holdings and the Trust with the Securities and Exchange Commission on September 30, 1996, as amended through October 22, 1996 (the "Public Financing").

               In connection with the CK Acquisition, the DKNY Acquisition and the Public Financing, the Company, Designer Holdings, Jeanswear Holdings and the Borrowers desire to (i) make Outlet Holdings, Outlet Stores, Broadway Holdings, Broadway Jeanswear and Broadway Sourcing Guarantors under the Financing Agreement and to make each such subsidiary pledge its assets as collateral for all of the Obligations (as defined in the Financing Agreement) under the Financing Agreement, (ii) amend certain terms and conditions of the Financing Agreement, and (iii) waive certain defaults under the Financing Agreement caused by the CK Acquisition and/or the DKNY Acquisition. The Agent and the Lenders agree to amend the Financing Agreement and grant such waivers, all upon the terms and subject to the conditions herein set forth.

               Accordingly, the Borrowers, the Guarantors, the Agent and the Lenders hereby agree as follows:

               1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

               2. Existing Definitions. (a) The definition of the term "License Agreements" in Section 1.01 of the Financing Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its place:

               "'License Agreements' means, collectively, the Calvin Klein License Agreement, the Bill Blass License Agreement, the CK Store License Agreement and the DKNY License Agreement."

               (b) Clause (ii) of the definition of the term "Change of Control" in Section 1.01 of the Financing Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its place:

               "(ii) the Company shall cease to directly own and control, of record and beneficially, at least 51% of the then outstanding voting stock of Designer Holdings free and clear of all liens, provided that the foregoing percentage of voting stock may be reduced below 51% as a result of the conversion of the Subordinated Debentures into common stock of Designer Holdings pursuant to the Public Financing,"

               3. New Definitions. The following new definitions are hereby added to Section 1.01 of the Financing Agreement in the appropriate alphabetical order:

               "'Broadway Holdings' means Broadway Jeanswear Holdings, Inc., a Delaware corporation and direct wholly-owned subsidiary of Designer Holdings."

               "'Broadway Jeanswear' means Broadway Jeanswear Company, Inc., a Delaware corporation and direct wholly-owned subsidiary of Designer Holdings."

               "'Broadway Sourcing' means Broadway Jeanswear Sourcing, Inc., a Delaware corporation and direct wholly-owned subsidiary of Designer Holdings."

               "'CK Acquisition' means the acquisition by Jeanswear, directly or through Outlet Holdings and/or Outlet Stores, from CK of, among other things, the right to establish, maintain and operate free-standing "outlet" stores identified by the name "Calvin Klein" throughout the United States, Mexico and Canada, and in connection therewith, the purchase from CK of related leasehold improvements and "inventory."

               "'CK Acquisition Agreement' means the Asset Purchase Agreement dated as of October 28, 1996 between Outlet Stores and CK."

               "'CK Outlet Stores' has the meaning specified for the term "Stores" in the CK Store License Agreement."

               "'CK Store License Agreement' means the Store License Agreement dated as of October 28, 1996 between CK and Jeanswear."

               "'CK Store Leases' means the leases of the CK Outlet Stores entered into and/or assumed by Outlet Stores, as lessee, at the time of closing of the CK Store License Agreement and thereafter."

               "'Common Securities Guarantee' means the guarantee to be entered into by Designer Holdings guaranteeing the obligations of the Trust with respect to the common securities of the Trust representing undivided beneficial interests in the assets of the Trust.

               "'Creative Services Agreement' means the letter agreement dated September 27, 1996 among Donna Karan Creative Services, a division of The Donna Karan Company, The Donna Karan Company and Broadway Jeanswear."

               "'Declaration of Trust' means the Amended and Restated Declaration of Trust of the Trust to be entered into among Designer Holdings, as sponsor, IBJ Schroder Bank & Trust Company, as property trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, and Merril M. Halpern and Arnold
H. Simon, as trustees."

               "'DKNY Acquisition' means the acquisition by the DKNY Licensees, pursuant to the DKNY License Agreement and the documents and agreements entered into in connection therewith, of the 30-year license for the exclusive production, sale and distribution of men's, woman's and, with certain exceptions, children's jeanswear under the DKNY jeans label, and the purchase of inventory in connection therewith.

               "'DKNY License Agreement' means the Jeanswear License Agreement dated September 27, 1996, among DK Studio and the DKNY Licensees."

               "'DKNY Licensees' means, collectively, Broadway Holdings, Broadway Jeanswear and Broadway Sourcing."

               "'DK Studio' means Donna Karan Studio, a New York partnership and a subsidiary of Donna Karan International Inc."

               "'Indenture' means the Indenture to be entered into between Designer Holdings and IBJ Schroder Bank & Trust Company, as indenture trustee relating to the Subordinated Debentures."

               "'Occupancy Agreement' means the Occupancy Agreement made as of the 27th day of September, 1996, between DK Studio and Broadway Jeanswear."

               "'Preferred Securities' means up to $138,000,000 amount of the Convertible Trust Originated Preferred Securities SM proposed to be issued by the Trust in connection with the Public Financing."

               "'Preferred Securities Guarantee' means the Preferred Securities Guarantee Agreement to be entered into between Designer Holdings, as guarantor, and IBJ Schroder Bank & Trust Company, as guarantee trustee, with respect to the Preferred Securities pursuant to the Public Financing."

               "'Public Financing' means the issuance of the Preferred Securities in aggregate amount not to exceed $142,268,050 for sale to the public by the Trust on substantially the same terms as described in the Preliminary Prospectus to the Registration Statement on Form S-1 (File No. 33-13097) filed by Designer Holdings and the Trust with the Securities and Exchange Commission on September 30, 1996, as amended through October 22,

1996."

               "'Public Financing Documents' means, collectively, the Indenture, the Declaration of Trust, the Preferred Securities, the Subordinated Debentures, the Public Financing Guarantees and any other document or agreement entered into or created pursuant to or in connection with the Public Financing."

               "'Public Financing Guarantees' means, collective- ly, the Common Securities Guarantee and the Preferred Securities Guarantee."

               "'Secaucus Lease' has the meaning specified therefor in Section 7.02(c)(ix) hereto."

               "'Subordinated Debentures' means the Convertible Subordinated Debentures which Designer Holdings proposes to issue and sell to the Trust in connection with the Public Financing in an aggregate principal amount not to exceed $142,268,050."

               "'Trust' means Designer Finance Trust, a statutory business trust formed under the laws of the State of Delaware in connection with the Public Financing, the assets of which will consist solely of the Subordinated Debentures and the common securities of which will be wholly owned directly or indirectly by Designer Holdings."

               4. Use of Proceeds. (a) Paragraph (w) of Section 6.01 of the Financing Agreement is hereby amended by deleting such paragraph (w) in its entirety and inserting the following in its place:

                   "(w) Use of Proceeds. The proceeds of the Loans shall be used to refinance existing Indebtedness of the Borrowers, to make certain other payments in connection with the reorganization of the Company and its Subsidiaries, the Public Financing, the DKNY Acquisition and the CK Acquisition and for general working capital purposes of Designer Holdings and its Subsidiaries. The Letters of Credit will be used to purchase and finance Inventory in the ordinary course of Designer Holdings' and its Subsidiaries' businesses and for other general working capital purposes."

     (b) Paragraph (z) of Section 6.01 of the Financing Agreement is hereby amended by deleting the first clause thereof in its entirety beginning with the word "After" through the words "Letter of Credit" immediately preceding the colon and by inserting the following in its place:

                   "After giving effect to the Restructuring, the CK Acquisition, the DKNY Acquisition, the Public Financing and other transactions contemplated or required to occur by the terms of this Agreement and before giving effect to each Loan and Letter of Credit"

               5. Affirmative Covenants. (a) Clause (xii) of Section 7.01 (a) of the Financing Agreement is hereby amended by deleting such clause (xii) thereof in its entirety and inserting the following in its place:

         "(xii) as soon as possible and in any event (A) within 5 days after receipt or delivery thereof, copies of any material notices that (i) the Borrowers or the DKNY Licensees receive from or send to Bill Blass, DK Studio or CK in connection with the License Agreements, (ii) Broadway Jeanswear receives from or sends to DK Studio in connection with the Occupancy Agreement or Donna Karan Creative Services or The Donna Karan Company in connection with the Creative Services Agreement,
         (iii) Outlet Stores receives from or sends to CK in connection with the CK Acquisition Agreement or (iv) Designer Holdings or the Trust receive from or send to any Person in connection with the Public Financing and
         (B) within 5 Business Days prior to the effective date thereof, copies of any amendments, modifications, waivers or other changes to any of the License Agreements, the Occupancy Agreement, the Creative Services Agreement, the CK Acquisition Agreement or any of the Public Financing Documents;"

               (b) Section 7.01(a) of the Financing Agreement is hereby amended by deleting the word "and" after clause (xiv) thereof, by re-numbering clause
(xv) thereof to be clause (xvi) and by adding the following new clause (xv):

                   "(xv) as soon as possible and in any event within two days of the filing thereof, copies of all filings made with the Securities and Exchange Commission in connection with the Public Financing; and"

               (c) Section 7.01 of the Financing Agreement is hereby amended by adding the following new paragraphs (q) and (r) after paragraph (p) thereof:

              "(q) Public Financing. (i) Designer Holdings shall provide the Agent with copies of the Indenture, the Declaration of Trust, the form of Subordinated Debenture and Preferred Security, the Public Financing Guarantees and all other material Public Financing documents prior to the execution or effectiveness thereof and each of the Indenture, the Public Financing Guarantees, the Declaration of Trust, the Subordinated Debenture and the Preferred Securities shall be in substantially the same form as the copies thereof delivered to the Agent on October 29, 1996, with such changes as the Agent may approve, and each of the other Public Financing Documents shall be satisfactory in form and substance to the Agent.

              (ii) Upon receipt by Designer Holdings of notice from the Agent that an Event of Default has occurred and is continuing under this Agreement, Designer Holdings will, if so required by the Agent, immediately thereafter take all actions necessary pursuant to the Indenture to defer interest payments on the Subordinated Debentures and effect an Extension Period (as defined in the Indenture) pursuant to the Indenture, which Extension Period shall remain in effect until such time as such Event of Default has either been cured or waived pursuant to the terms of this Agreement. During any such Extension Period, Designer Holdings shall not directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Subordinated Debentures. Notwithstanding anything herein or in the Public Financing Documents to the contrary, Designer Holdings shall not, without the prior written consent of the Required Lenders, permit any Extension Period or the aggregate of all Extension Periods to exceed 17 quarters."

              "(r) CK Acquisition. (i) Each of Outlet Holdings and Outlet
         Stores shall provide the Agent with copies of the CK Acquisition Agreement, the CK Store License Agreement and all other material documents or agreements entered into or created in connection therewith prior to the execution or effectiveness thereof and each of the CK Acquisition Agreement and the CK Store License Agreement shall be in substantially the same form as the copies thereof delivered to the Agent on October 29, 1996, with such changes as the Agent may approve, and each of such other material documents shall be satisfactory in form and substance to the Agent."

               6. Negative Covenants. (a) Paragraph (b) of Section 7.02 of the Financing Agreement is hereby amended by (1) deleting the word "or" prior to "(B)" and inserting a comma in its place and by adding the words "or (C) to Designer Holdings by the DKNY Licensees" before the word "provided" and (2) deleting the word "and" after clause (vii) thereof, by deleting the period after clause (viii) thereof and inserting a semicolon in its place and by adding the following:

                   "(ix) Indebtedness consisting of (A) the Bonus (as defined in the DKNY License Agreement) payable to DK Studio in the aggregate amount of $54,000,000 and (B) the Guaranteed Minimum Royalty (as defined in the DKNY License Agreement) payable to DK Studio; and

                   (x) provided the transactions effecting the Public Financing are consummated, (A) Indebtedness of Designer Holdings under the Subordinated Debentures in an aggregate amount not to exceed $142,268,050, provided that Designer Holdings shall promptly make a prepayment of any outstanding Loans with the Net Proceeds received by it from the Public Financing, to be first applied to the principal installments of the Term Loans in the inverse order of maturity and accompanied by any accrued interest thereon and second to the Revolving Credit Loans then outstanding and any accrued interest thereon."

               (b) Paragraph (c) of Section 7.02 of the Financ-ing Agreement is hereby amended by deleting the word "and" after clause (iv) thereof, by deleting the period after clause (v) thereof and inserting a semicolon in its place and by adding the following:

                   "(vi) the Guaranty dated September 27, 1996, made by Designer Holdings in favor of DK Studio guaranteeing the obligation of the DKNY Licensees pursuant to the DKNY License Agreement;

                   (vii) guarantees made by Designer Holdings in favor of the lessors of the CK Outlet Stores guaranteeing the Operating Lease Obligations of Outlet Stores under the CK Store Leases permitted by clause (C) of Section 7.02(g) of this Agreement;

                   (viii)  the Public Financing Guarantees;

                   (ix) the Lease Guaranty by Designer Holdings guaranteeing the obligations of Floor Ready Apparel, a New Jersey limited liability company, as tenant under the Lease Agreement between Floor Ready Apparel and Security Capital Industrial Trust, as landlord (the "Secaucus Lease"), in each case in form and substance satisfactory to the Agent; and

                   (x) the Guaranties, each dated October 28, 1996, made by Jeanswear and Designer Holdings, respectively, in favor of CK guaranteeing the obligations of Outlet Stores pursuant to the CK Store License Agreement."

               (c) Paragraph (e) of Section 7.02 of the Financing Agreement is hereby amended by deleting such paragraph (e) in its entirety and inserting the following in its place:

                   "(e) Change in Nature of Business. Except for the businesses carried on or proposed to be carried on as a result of the CK Acquisition and the DKNY Acquisition, make, or permit any of their Subsidiaries to make, any substantial change in the nature of its business as carried on at the date hereof (after giving effect to the transactions contemplated by the Loan Documents)."

               (d)  Paragraph (f) of Section 7.02 of the Financ-
ing Agreement is hereby amended by:  (1) deleting clause (iii)
thereof in its entirety and inserting the following in its place:

                   "(iii) (A) loans or advances made by any Borrower to the other Borrower, (B) loans or advances by Jeanswear to its Subsidiaries or by the Subsidiaries of Jeanswear to Jeanswear and (C) loans or advances made by Designer Holdings to the DKNY Licensees, provided that
         (v) the aggregate
         amount of loans or advances made by Jeanswear to its Subsidiaries other than Outlet Stores and Outlet Holdings after the Effective Date shall not exceed $1,000,000; (w) the aggregate amount of loans or advances made by Jeanswear to Outlet Stores and Outlet Holdings shall not exceed $10,000,000 outstanding at any time; (x) the aggregate amount of loans or advances made by Designer Holdings to the DKNY Licensees shall not exceed $10,000,000 outstanding at any time; (y) the repayment of all such loans or advances is subordinated to the payment of the Obligations on terms approved in writing by the Agent; and (z) all such indebtedness shall be evidenced by one or more promissory notes and such notes or other instruments evidencing such Indebtedness shall be pledged to the Agent for the benefit of the Lenders;"

and (2) deleting the word "and" after the semicolon at the end of clause (vi) thereof, by re-numbering clause (vii) thereof to be clause (x) and by inserting the following after clause (vi) thereof:

                   "(vii) the investment by Designer Holdings in the common securities of the Trust and the purchase by the Trust of Subordinated Debentures from Designer Holdings;

                   (viii) an advance by the DKNY Licensees of the Guaranteed Minimum Royalty for the first annual period pursuant to the DKNY License Agreement;

                   (ix) the investment by Designer Holdings in Outlet Holdings and Outlet Stores and the investment by Jeanswear in each of Broadway Holdings, Broadway Jeanswear and Broadway Sourcing; and"

               (e) Paragraph (g) of Section 7.02 of the Financing Agreement is hereby amended by deleting such Paragraph (g) in its entirety and inserting the following in its place:

                   "(g) Lease Obligations. Create, incur or suffer to exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) obligations under Capitalized Leases (other than the existing Capitalized Leases set forth on Schedule 7.02(g) hereto) which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Loan Parties in any Fiscal Year to exceed the amounts set forth in subsection (h) of this Section 7.02, (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations (other than Operating Lease Obligations set forth on Schedule 7.02(g) hereto, including Operating Lease Obligations of Outlet Stores under the CK Store Leases and assumed in connection with the CK Acquisition and Operating Lease Obligations of Broadway Jeanswear under the Occupancy Agreement) owing by the Loan Parties in any Fiscal Year to exceed $250,000 or such greater amount as shall be approved by the Required Lenders, (C) Operating Lease Obligations of Outlet Stores under the CK Store Leases which would not cause the aggregate amount of all Operating Lease Obligations of Outlet Stores under the CK Store Leases (other than the Operating Lease Obligations under the CK Store Leases set forth on Schedule 7.02(g) hereto) to exceed $2,000,000 in any Fiscal Year or such greater amount as shall be approved by the Required Lenders, (D) Operating Lease Obligations of Broadway Jeanswear under the Occupancy Agreement in an aggregate amount not to exceed $600,000 in any Fiscal Year or such greater amount as shall be approved by the Required Lenders and (E) Operating Lease Obligations of Designer Holdings under the Secaucus Lease resulting from an assignment of such lease to Designer Holdings from Floor Ready Apparel or a sublease of the Premises (as defined in the Secaucus Lease) by Floor Ready Apparel to Designer Holdings, in an aggregate amount not to exceed $3,500,000 in any Fiscal Year or such greater amount as shall be approved by the Required Lenders."

               (f) Paragraph (h) of Section 7.02 of the Financing Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following in its place:

                  "Make or be committed to make, or permit any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or Capitalized Lease) for fixed or capital assets other than (i) expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed $3,800,000 for the Fiscal Year ended December 31, 1995, $10,000,000 for the Fiscal Year ended December 31, 1996, $1,200,000 for the Fiscal Year ended December 31, 1997, $1,100,000 for the Fiscal Year ended December 31, 1998 and $1,000,000 for each Fiscal Year thereafter, provided that for any Fiscal Year an amount equal to the carryover amount for such Fiscal Year may be carried over to the next succeeding Fiscal Year (but no further succeeding fiscal year) and (ii) expenditures by Outlet Stores made in connection with the CK Acquisition and the operation of the CK Outlet Stores in an amount not to exceed $4,000,000."

               (g) Section 7.02 (i) of the Financing Agreement is hereby amended by adding the words "or permit any of its Subsidiaries to do any of the foregoing" before the semicolon immediately preceding the proviso and by deleting the proviso thereof in its entirety and inserting the following in its place:

                   "provided, however, that (i) Abbeville and Kaijay may declare and pay dividends to Jeanswear and (ii) subject to Sections 7.01(q) and 7.02(t) hereof, Subsidiaries of Designer Holdings may pay dividends or make other payments to Designer Holdings in an aggregate amount necessary to enable Designer Holdings to make payments of interest (including additional interest) and expenses required to be made pursuant to the terms of the Subordinated Debentures and the Indenture (and Designer Holdings may make payments of interest (including additional interest) and expenses on the Subordinated Debentures), and the Trust may pay dividends to the holders of the Preferred Securities, in each case pursuant to the terms and conditions as described in the Prospectus for the Public Offering dated September 30, 1996, as amended through the date hereof."

               (h) Section 7.02 of the Financing Agreement is hereby amended by adding the following new paragraphs after paragraph (r) thereof:

                   "(s) Public Financing. Permit (A) the obligations of Designer Holdings under the Public Financing Guarantees or the Subordinated Debentures or any other obligations of Designer Holdings in connection with the Public Financing to become secured obligations or to rank pari passu with or senior to any of the Obligations, (B) the Trust to engage in any activity other than the (i) issuing the Preferred Securities and common securities representing undivided beneficial interests in the assets of the Trust, (ii) investing the gross proceeds of the Preferred Securities and the common securities of the Trust in the Subordinated Debentures and (iii) only those other activities necessary or incidental thereto, or (C) any change in any material term of the Public Financing as described in the Preliminary Prospectus to the Registration Statement on Form S-1 (File No. 33-13097) filed by Designer Holdings and the Trust with the Securities and Exchange Commission on September 30, 1996, as amended through October 22, 1996, or include in any document or agreement any material term not so described therein, without the prior written consent of the Required Lenders.

                   (t)  Amendment or Waiver of Public Financing
         Documents; Prepayment of Subordinated Debentures.  (i)
         Agree, or permit any of its Subsidiaries to agree, to any amendment or other change to (or make any payment consistent with any amendment or other change to), or waive any of its rights under, any of the Public Financing Documents or refinance any of the Subordinated Debentures without obtaining the prior written consent of the Required Lenders to such amendment, modification, payment, waiver, change or refinancing, provided that such consent shall not be required if such amendment, modification, waiver, change or refinancing
         (A) does not increase the amount payable under or in connection with any of the Subordinated Debentures or the obligations of Designer Holdings or any of its Subsidiaries thereunder or under any of the other Public Financing Documents, (B) is not adverse to the interests of the Lenders and (C) does not provide for terms more restrictive to Designer Holdings or any of its Subsidiaries than those terms in effect prior to such amendment, modification, waiver, change or refinancing; or

                   (ii) Directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Subordinated Debentures during any Extension Period which is in effect or required to be in effect as a result of any Event of Default hereunder pursuant to
         Section 7.01(q) hereof, provided that during any period when an Extension Period is not in effect or required to be in effect as a result of any Event of Default hereunder pursuant to Section 7.01(q) hereof, payments of interest (including additional interest) may be made pursuant to the terms of the Subordinated Debentures and payments of dividends may be made to holders of the Preferred Securities pursuant to the Public Financing Documents."

               7. Events of Default. (a) Paragraph (p) of Section 10.01 of the Financing Agreement is hereby amended by deleting such paragraph in its entirety and inserting the follow- ing in its place:

                   "(p) A breach, default or event of default shall occur under any License Agreement if the effect of such breach, default or event of default is to permit Bill Blass, DK Studio or CK to terminate its respective License Agreement or License Agreements, any License Agreement shall terminate for any reason or Bill Blass, DK Studio or CK shall exercise any remedies under any License Agreement which exercise of remedies could reasonably be expected to adversely affect the ability of the Borrowers to repay or otherwise perform their Obligations under this Agreement or the ability of the Guarantors to perform their obligations under the Loan Documents to which they are a party or any breach, default or event of default shall occur under any of the CK Acquisition Agreement, the Creative Services Agree-ment or the Occupancy Agreement on the part of Outlet Stores or any DKNY Licensee, as the case may be, if the effect of such breach, default or event of default is to permit the other party or parties thereto to terminate any such Agreement or such party or parties shall exercise any of its remedies thereunder, which exercise of remedies could reasonably be expected to adversely affect the ability of the Borrowers to repay or otherwise perform their Obligations under this Agreement or the ability of any of the Guarantors to perform their Obligations under the Loan Documents to which they are a party;"

     (b) Section 10.01 of the Financing Agreement is hereby amended by adding the following after paragraph (p) thereof:

                   "(q) A breach, default or event of default shall occur under the Indenture, the Declaration of Trust, the Public Financing Guarantees or any other Public Financing Document, if the effect of such breach, default or event of default is to accelerate, or to permit the acceleration of, the maturity of any Subordinated Debenture or Preferred Securities."

               8. Miscellaneous. (a) From and after the Amendment Effective Date, the Schedules to the Financing Agreement shall be deemed to include, where applicable, each of Outlet Holdings, Outlet Stores and the DKNY Licensees. Each of Schedules 6.01(e), 6.01(f), 6.01(y), 6.01(aa) and 7.02(g) are hereby amended to include the information set forth in Annex I, Annex II, Annex III, Annex IV and Annex V, respectively, to this Amendment.

               (b) The Borrowers and the Guarantors shall deliver to the Agent
(A) within 30 days of the Amendment Effective Date, certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor any of Outlet Holdings, Outlet Stores or the DKNY Licensees and which are filed in the offices which in the reasonable opinion of the Agent are desirable to perfect the security interests purported to be created by the Security Agreements, together with copies of such financing statements, none of which, except as otherwise agreed to in writing by the Agent, shall cover any of the Collateral and (B) within 10 days of the Amendment Effective Date, an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Borrowers and the Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees), in form and substance satisfactory to the Agent and its counsel.

               (c) The parties hereto acknowledge that the terms of the Public Financing as described in the Preliminary Prospectus to the Registration Statement on Form S-1 (File No. 33-13097) filed by Designer Holdings and the Trust with the Securities and

Exchange Commission on September 30, 1996, as amended through October 22, 1996 and in accordance with the terms and conditions set forth herein with respect thereto will not be a violation of Section 7.02(m) of the Financing Agreement.

               9. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

                             (i) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing (except as and to the extent expressly waived herein) on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                             (ii) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees) and each of the Lenders.

                             (iii) Each of Designer Holdings and Jeanswear shall have executed and delivered to the Agent an amendment to its Pledge Agreement, pledging the Capital Stock of each of Broadway Holdings, Broadway Jeanswear and Broadway Sourcing, in the case of Designer Holdings, and Outlet Holdings and Outlet Stores, in the case of Jeanswear (the "Specified Stock"), and shall have delivered to the Agent the original stock certificates representing all of the Specified Stock, together with undated stock powers executed in blank.

                             (iv) The Agent shall have received a copy of the resolutions adopted by the Board of Directors of each of the Borrowers and the Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees), certified as of the Amendment Effective Date by authorized officers thereof, authorizing, (A) the transactions contemplated by the Financing Agreement as amended hereby, and (B) the execution, delivery and performance by each of the Borrowers and the Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees) of this Amendment and each other document executed in connection with or contemplated by this

         Amendment, including, without limitation, in the case of Jeanswear, the execution, delivery and performance by Jeanswear of the CK Store License Agreement, in the case of Outlet Stores, the execution, delivery and performance of the CK Acquisition Agreement, in the case of the DKNY Licensees, the execution, delivery and performance by the DKNY Licensees of the DKNY License Agreement and, in the case of Designer Holdings, the execution, delivery and performance of the Public Financing Documents.

                             (v) The Agent shall have received a certificate of authorized officers of the Borrowers and Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees) certifying the names and true signatures of the officers of the Borrowers and the Guarantors authorized to sign this Amendment and all other documents executed in connection with this Amendment together with evidence of the incumbency of such authorized officers.

                             (vi) The Agent shall have received a certificate of the chief executive officer or the chief financial officer of each of the Borrowers and Guarantors (including Outlet Holdings, Outlet Stores and the DKNY Licensees) certifying as to the matters set forth in subsection (i) of this Section 9.

                             (vii) The Agent shall have received a guaranty, substantially in the form of Exhibit C to the Financing Agreement, guaranteeing the Obligations, executed by each of Outlet Holdings, Outlet Stores, Broadway Holdings, Broadway Jeanswear and Broadway Sourcing;

                             (viii) The Agent shall have received a security agreement, substantially in the form of Exhibit D to the Financing Agreement, securing the guaranty described in clause (vii) above, executed by each of Outlet Holdings, Outlet Stores, Broadway Holdings, Broadway Jeanswear and Broadway Sourcing;

                             (ix) The Agent shall have received the appropriate financing statements on Form UCC-1, duly executed by each of Outlet Holdings, Outlet Stores and each DKNY Licensee and duly filed in such office or offices as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Agreements;

                             (x) The Agent shall have received a certificate of the appropriate official(s) of the states of incorporation and each state of foreign qualification of each of Outlet Holdings, Outlet Stores and the DKNY Licensees, certifying as to the subsistence in good standing of, and the payment of taxes by, such Persons in such states and listing all charter documents of such Persons on file with such official(s), together with confirmation by telephone or telegram (where available) on the Amendment Effective Date from such official(s) as to such matters;

                             (xi) The Agent shall have received a copy of the charter or articles of incorporation, as appropriate, of each of Outlet Holdings, Outlet Stores and the DKNY Licensees certified by the appropriate official(s) of the state of organization of such Person and as of the Amendment Effective Date by an authorized officer of such Person;

                             (xii) The Agent shall have received a copy of the by-laws of each of Outlet Holdings, Outlet Stores and the DKNY Licensees, certified as of the Effective Date by an authorized officer of such person;

                             (xiii) The Agent shall have received a copy of each of the DKNY License Agreement, the Creative Services Agreement and the Occupancy Agreement as in effect on the Amendment Effective Date, certified as a true and correct copy thereof by the chief executive officer or the chief financial officer of each of the DKNY Licensees, as the case may be, together with a certification that such Agreements remain in full force and effect and that the applicable DKNY Licensees have not breached or defaulted in any of their obligations under any of such Agreements;

                             (xiv) The Agent shall have received a certificate of insurance evidencing the insurance required to be maintained by the Company and its Subsidiaries pursuant to Section 7.01(h) of the Financing Agreement, naming the Agent as additional insured and loss payee, using a long form loss payee endorsement for all insurance maintained by the Company and its Subsidiaries;

                             (xv) The Agent shall have received a copy of each of the Indenture, the Declaration of Trust, the Public Financing Guarantees, the CK Store Leases, the CK Acquisition Agreement and the CK Store License Agreement certified as a true and correct copy thereof by the chief executive officer or chief financial officer of Jeanswear and Designer Holdings together with a certification that each such agreement is in substantially final form.

                             (xvi) The Agent shall have received such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request; and

                             (xvii) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

               10. Representations and Warranties. Each of the Borrowers and the Guarantors represents and warrants to the Lenders as follows:

               (a) Each Borrower and Guarantor (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, the CK Store License Agreement, in the case of Jeanswear, the CK Acquisition Agreement, in the case of Outlet Stores, the DKNY License Agreement, the Creative Services Agreement, the Occupancy Agreement, in the case of the applicable DKNY Licensees, the Public Financing Documents, in the case of Designer Holdings and all other documents executed by it in connection with or contemplated by this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by each of the Borrowers and the Guarantors of this Amendment and all other documents executed by it in connection with or contemplated by this Amendment, including, without limitation, in the case of Jeanswear, the CK Store License Agreement, in the case of Outlet Stores, the CK Acquisition Agreement, and, in the case of the applicable DKNY Licensees, the DKNY License Agreement, the Creative Services Agreement and the Occupancy Agreement and the performance by each of the Borrowers and the Guarantors of the Financing Agreement as amended hereby and, in the case of Jeanswear, the CK Store License Agreement and, in the case of Outlet Stores, the CK Acquisition Agreement and, in the case of the applicable DKNY Licensees, the DKNY License Agreement, the Creative Services Agreement and the Occupancy Agreement, (i) have been duly authorized by all necessary action,
(ii) do not and will not violate or create a default under any Borrower's or Guarantor's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or Guarantor or any of such Borrower's or Guarantor's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to any Borrower's or Guarantor's property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any of the Borrowers and the Guarantors of this Amendment and all other documents executed by it in connection with or as contemplated by this Amendment, and the performance by the Borrowers and the Guarantors of the Financing Agreement as amended hereby.

               (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Borrowers and the Guarantors party thereto, enforceable against such Persons in accordance with their terms.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date.

               (f) The Escrow Agreement dated September 27, 1996 among DK Studio, the DKNY Licensees and Phillips Nizer Benjamin Krim & Ballom LLP has expired in accordance with its terms (without acceleration or early termination) and is of no further force and effect.

               11. Waivers and Consents. (a) Pursuant to the request of the Borrowers and the Guarantors and in accordance with Section 12.03 of the Financing Agreement, and subject to the satisfaction of the conditions to effectiveness set forth in Section 9 of this Amendment, the Lenders and the Agent hereby consent to, and waive any Event of Default that would otherwise arise under Section 10.01 of the Financing Agreement from (i) any non-compliance by the Borrowers with the provisions of Sections 7.02(b), 7.02(c), 7.02(e), 7.02(f), 7.02(g) and 7.02(h) of the Financing Agreement by reason of the creation of new Subsidiaries by Jeanswear and Designer Holdings and the consummation of the CK Acquisition and the DKNY Acquisition, (ii) any non-compliance by the Borrowers with the provisions of Section 7.02(b) of the Financing Agreement in connection with expenditures for fixed or capital assets for the Fiscal Year ended December 31, 1996 exceeding the amount permitted under
Section 7.02(h) of the Financing Agreement provided that such expenditures do not in the aggregate exceed $10,000,000, (iii) any non-compliance by Designer Holdings and Jeanswear with the provisions of Section 7.01(b) of the Financing Agreement by reason of the failure of Designer Holdings and Jeanswear, as the case may be, to cause each of Broadway Holdings, Broadway Jeanswear and Broadway Sourcing, in the case of Designer Holdings and Outlet Holdings and Outlet Stores, in the case of Jeanswear, to execute a guaranty and a security agreement and (iv) any non-compliance by Designer Holdings and Jeanswear with the provisions of Section 7.01(b) of the Financing Agreement by reason of the failure of Designer Holdings and Jeanswear, as the case may be, to pledge the Capital Stock of Broadway Holdings, Broadway Jeanswear and Broadway Sourcing, in the case of Designer Holdings and Outlet Holdings and Outlet Stores, in the case of Jeanswear.

               (b) The waivers and consents in this Section 10 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

               12. Continued Effectiveness of Financing Agreement. Each of the Borrowers and the Guarantors hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

               13.  Miscellaneous.

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         NEW RIO, L.L.C.
                                         By: /s/ John J. Jones
                                         Title:

                                         DESIGNER HOLDINGS LTD.
                                         By: /s/ John J. Jones
                                         Title:

                                         JEANSWEAR HOLDINGS, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         RIO SPORTSWEAR, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         CALVIN KLEIN JEANSWEAR COMPANY
                                         By: /s/ John J. Jones
                                         Title:

                                         AGENT AND LENDER
                                         THE CIT GROUP/COMMERCIAL SERVICES,
                                             INC.
                                         By: /s/ Terry Schwartz
                                         Title:

                                         LENDERS
                                         BTM CAPITAL CORPORATION, formerly
                                         known as BOT Financial Corporation
                                         By: /s/ Danial Landers
                                         Title:

                                         FLEET CAPITAL CORPORATION,
                                         as successor-in-interest to

                                         SHAWMUT CAPITAL CORPORATION
                                         By:
                                         Title:

                                         THE CHASE MANHATTAN BANK
                                         By: /s/ Daniel Michaels
                                         Title:

                                         IBJ SCHRODER BANK & TRUST COMPANY
                                         By: /s/ Wing Louie
                                         Title:

                                         LASALLE BUSINESS CREDIT, INC.
                                         By: /s/ Ernest J. Abati
                                         Title:

                                         NATIONAL CITY COMMERCIAL FINANCE, INC.
                                         By: /s/ Lee Mosby
                                         Title:

                                         BANK LEUMI TRUST COMPANY OF

                                         NEW YORK
                                         By: /s/ Andrew Melville
                                         Title:

                                         BNY FINANCIAL CORPORATION
                                         By:
                                         Title:

ACKNOWLEDGMENT

By signing below, the undersigned hereby acknowledge and agree to the terms of Sections 10, 11 and 12 of this Amendment as if such Sections were applicable to the undersigned.

                                         BROADWAY JEANSWEAR HOLDINGS, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         BROADWAY JEANSWEAR COMPANY, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         BROADWAY JEANSWEAR SOURCING, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         OUTLET STORES, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         OUTLET HOLDINGS, INC.
                                         By: /s/ John J. Jones
                                         Title:

                                         ABBEVILLE ACQUISITION COMPANY
                                         By: /s/ John J. Jones
                                         Title:

                                         AEI MANAGEMENT COMPANY
                                         By: /s/ John J. Jones
                                         Title:

                                         KAIJAY ACQUISITION COMPANY
                                         By: /s/ John J. Jones

                                         Title:

                                     ANNEX I

                                SCHEDULE 6.01(e)

  Inventory Locations, Places of Business; Chief Executive Office

                                    ANNEX II

                                SCHEDULE 6.01(f)

                                  SUBSIDIARIES

                                    ANNEX III

                                SCHEDULE 6.01(y)

                                   TRADENAMES

                                    ANNEX IV

                               SCHEDULE 6.01(aa)

                               MATERIAL CONTRACTS

                                     ANNEX V

                                SCHEDULE 7.02(g)

                   CK STORE LEASE OPERATING LEASE OBLIGATIONS